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                 SECURITIES AND EXCHANGE COMMISSION
                       Washington, D. C. 20549


                     --------------------------

                             FORM 8-K

                          CURRENT REPORT

              PURSUANT TO SECTION 13 OR 15(d) OF THE
                  SECURITIES EXCHANGE ACT OF 1934

    Date of Report (Date of earliest event reported):  October 15, 1998


                         MONSANTO COMPANY
              ---------------------------------------

         (Exact Name of Registrant as Specified in Charter)


           Delaware           1-2516            43-0420020
           --------           ------            ----------

800 North Lindbergh Boulevard
St. Louis, Missouri                                  63167

(Address of Principal Executive Offices)             (Zip Code)

Registrant's telephone number, including area code:  (314) 694-1000
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ITEM 5.   OTHER EVENTS

On October 15, 1998, Monsanto Company (the "Company") issued a press release announcing the Company's financial results for the third quarter of 1998. A copy of the press release issued by the Company is filed as an exhibit hereto and is incorporated by reference herein.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c)  Exhibits.  The following exhibit is filed as part of this report:

            99.1   Press release, dated October 15, 1998, issued by
                     Monsanto Company


                                  SIGNATURE

          Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 30, 1998

                                          MONSANTO COMPANY

                                          By   /s/ Michael R. Hogan
                                               ------------------------------
                                               Name:  Michael R. Hogan
                                               Vice President and Controller
                                               (Principal Accounting Officer)
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                                  EXHIBIT INDEX

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Exhibit
Number                            Description
------                            -----------
99.1      Press release, dated October 15, 1998, issued by Monsanto Company

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